UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): March 6, 2012

BRISTOL-MYERS SQUIBB COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-079-0350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

345 Park Avenue

New York, NY, 10154

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 6, 2012, Bristol-Myers Squibb Company (the “Company”) announced that the Board of Directors had declared a quarterly dividend of $0.34 per share on the Company’s $0.10 par value Common Stock. The press release incorrectly identified the record date. The quarterly dividend is payable on May 1, 2012 to stockholders of record on April 5, 2012 (not April 6, 2012, a stock exchange holiday, as stated in the press release).

The Board of Directors also declared a quarterly dividend of $0.50 per share on the Company’s $2.00 Convertible Preferred Stock, payable June 1, 2012, to stockholders of record at the close of business on May 4, 2012, which remains unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: March 8, 2012	By:	/s/ Sandra Leung
	Name:	Sandra Leung
	Title:	General Counsel and Secretary